EliteDesigns® Variable Annuity	EliteDesigns® Variable Annuity
Issued by:	Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001	First Security Benefit Life Insurance and Annuity Company of New York 800 Westchester Avenue, Suite 641N Rye Brook, New York 10573

Supplement Dated July 28, 2014
To Current Prospectus

Important Information about

INNEALTA CAPITAL COUNTRY ROTATION
AND
INNEALTA CAPITAL SECTOR ROTATION

Effective July 29, 2014, the Innealta Capital Country Rotation and the Innealta Capital Sector Rotation Subaccounts will no longer accept new investments or additional investments from existing Contract Owners.

Please Retain This Supplement For Future Reference

77-02014-07  2014/07/28